Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2020 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Voliva III, Chief Financial Officer of HollyFrontier Corporation (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2020	/s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and Chief Financial Officer